EXHIBIT 10.19.2

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                          AMENDMENT NO. 2
                              TO THE
                          CREDIT AGREEMENT
                      AMONG NINE WEST GROUP INC.,
                      THE LENDERS PARTY THERETO,
             CITIBANK, N.A., as LETTER of CREDIT ISSUER,
             CITIBANK, N.A., as ADMINISTRATIVE AGENT, and
             MERRILL LYNCH CAPITAL CORPORATION, as AGENT

         AMENDMENT NO. 2 (the "Amendment"), dated as of May 29, 1996, by and among Nine West Group Inc., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement defined below (the "Lenders"), Citibank, N.A., as issuer of letters of credit thereunder (the "Issuer"), Citibank, N.A., as administrative agent for the Lenders and the Issuer (in such capacity, the "Administrative Agent"), and Merrill Lynch Capital Corporation, as agent for the Lenders and the Issuer (in such capacity, the "Agent").

                          W I T N E S S E T H

         WHEREAS, the Borrower, the Lenders, the Issuer, the Administrative Agent and the Agent are party to a Credit Agreement, dated as of May 23, 1995 as amended by Amendment No. 1 thereto dated as of December 28, 1995 (as such Agreement may be further amended, the "Credit Agreement" and capitalized terms defined in the Credit Agreement and not otherwise defined herein having the meanings provided therein); and

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to permit the Borrower to repurchase all of the warrants to purchase common stock of the Borrower issued by the Borrower to USSC pursuant to the Asset Purchase Agreement; and

         WHEREAS, the Lenders have agreed with the Borrower to amend the Credit Agreement to permit such repurchase upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Amendments to the Credit Agreement. Upon the satisfaction of the conditions in Section 3 of this Amendment relating to the effectiveness of this Section 1, the Credit Agreement is hereby amended as follows:

         a. Article I is amended by adding the definition of "USSC Warrants" immediately following the definition of "USSC" as follows:

             ""USSC Warrants" means the warrants to purchase the Borrower's Stock issued by the Borrower to USSC pursuant to the Asset Purchase Agreement."

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         a.   Article VII is amended by deleting Section 7.4 in its entirety and substituting in its place the following:

         "7.4. Restricted Payments. The Borrower shall not and shall not permit any of the Guarantors to (a) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of, or purchase, redeem or otherwise acquire for value, any of its Stock or Stock Equivalents other than (i) after the payment in full of all outstanding Facility 2 Term Loans and as long as no Event of Default is continuing, declarations and payments of dividends by the Borrower in respect of its outstanding common stock and purchases, redemptions and other acquisitions of Stock or Stock Equivalents of the Borrower, in an aggregate amount in any Fiscal Year not in excess of 25% of the Net Income of the Borrower for the previous Fiscal Year, (ii) declarations and payments of dividends by the Borrower in respect of its outstanding common stock paid in, and purchases, redemptions and other acquisitions of Stock or Stock Equivalents of the Borrower effected with Stock or Stock Equivalents of the Borrower in respect of which the Borrower has no purchase, redemption, retirement, defeasance or other acquisition obligation, (iii) declarations and payments of dividends and other distributions to the Borrower or any other Guarantor by any Guarantor, and (iv) the repurchase for $67,500,000 of all the USSC Warrants less $25,000,000 representing an adjustment to the purchase price of the Footwear Business pursuant to the Asset Purchase Agreement, or (b) purchase, redeem, prepay, defease or otherwise acquire for value or make any payment (other than required purchases, redemptions and other payments) on account or in respect of any principal amount of Indebtedness for Borrowed Money, now or hereafter outstanding, except (i) the Loans, (ii) in the case of a Guarantor, payments to the Borrower or any other Guarantor on account of any Indebtedness owing to the Borrower or such other Guarantor by such Guarantor and (iii) in connection with a refinancing of any Indebtedness permitted by Section 7.2."

         SECTION 2. Representations and Warranties. The Borrower hereby represents that (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of the Borrower and this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, (b) before and after giving effect to this Amendment no Default or Event of Default will result therefrom and (c) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement and of each Loan Party in the other Loan Documents to which it is a party are true and correct as of the date hereof as though made on such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were correct on and as of such earlier date.

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         SECTION 3.  Condition to Effectiveness.  The amendments in Section 1 hereof shall become effective on the date (the "Effective Date") when counterparts hereof shall have been executed by the Majority Lenders, the Administrative Agent, the Agent, the Issuer and the Borrower and acknowledged by each of the Guarantors.

         SECTION 4. Effect on the Credit Agreement. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

         SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

         SECTION 6. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the law of the State of New York.

         SECTION 7. Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

         SECTION 8. References. References herein and in the Loan Documents to the Credit Agreement are to the Credit Agreement as amended hereby.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                      NINE WEST GROUP INC.


                      By:_______________________________
                      Title:


                      CITIBANK, N.A.,
                      as Administrative Agent


                      By:_______________________________
                      Title:


                      MERRILL LYNCH CAPITAL CORPORATION,
                      as Agent


                      By:_______________________________
                      Title:


                      CITIBANK, N.A., as Issuer


                      By:_______________________________
                      Title:


                      Lenders
                      -------

                      CITIBANK, N.A.


                      By:_______________________________
                      Title:


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                      MERRILL LYNCH CAPITAL CORPORATION


                      By:_______________________________
                      Title:


                      BANK OF BOSTON CONNECTICUT


                      By:_______________________________
                      Title:




                      BANK ONE, INDIANAPOLIS, NA


                      By:_______________________________
                      Title:


                      CIBC INC.


                      By:_______________________________
                      Title:


                      COMPAGNIE FINANCIERE DE CIC
                      ET DE L'UNION EUROPEENNE


                      By:_______________________________
                      Title:


                      By:_______________________________
                      Title:


                      THE FIRST NATIONAL BANK OF CHICAGO


                      By:_______________________________
                      Title:


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                      THE INDUSTRIAL BANK OF JAPAN,
                      LIMITED


                      By:_______________________________
                      Title:


                      MERCANTILE BANK OF ST. LOUIS, NA


                      By:_______________________________
                      Title:

                      THE MITSUBISHI TRUST AND BANKING
                      CORPORATION


                      By:_______________________________
                      Title:


                      BEAR, STEARNS GOVERNMENT
                      SECURITIES, INC.


                      By:_______________________________
                      Title:


                      BANK OF NOVA SCOTIA


                      By:_______________________________
                      Title:


                      THE BANK OF NEW YORK


                      By:_______________________________
                      Title:


                      ARAB BANKING CORPORATION


                      By:_______________________________
                      Title:

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                      BANK OF AMERICA ILLINOIS


                      By:_______________________________
                      Title:


                      THE BOATMEN'S NATIONAL BANK OF
                      ST. LOUIS


                      By:_______________________________
                      Title:


                      BANK OF TOKYO TRUST, LTD.


                      By:_______________________________
                      Title:


                      THE NIPPON CREDIT BANK, LTD.


                      By:_______________________________
                      Title:


                      THE SANWA BANK, LIMITED


                      By:_______________________________
                      Title:


                      THE SUMITOMO BANK, LIMITED


                      By:_______________________________
                      Title:


                      WELLS FARGO BANK


                      By:_______________________________
                      Title:

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                      AMSOUTH BANK


                      By:_______________________________
                      Title:


                      DAI-ICHI KANGYO BANK, LTD.,
                      NEW YORK BRANCH


                      By:_______________________________
                      Title:

                      DEUTSCHE BANK AG, NEW YORK AND/OR
                      CAYMAN ISLANDS BRANCH


                      By:_______________________________
                      Title:


                      By:_______________________________
                      Title:


                      THE LONG-TERM CREDIT BANK
                      OF JAPAN, LTD.


                      By:_______________________________
                      Title:


                      DEUTSCHE GENOSSENSCHAFTSBANK


                      By:_______________________________
                      Title:


                      By:_______________________________
                      Title:


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                      DRESDNER BANK AG CHICAGO AND
                      GRAND CAYMAN BRANCHES


                      By:_______________________________
                      Title:

                      By:_______________________________
                      Title:


                      NATIONAL CITY BANK


                      By:_______________________________
                      Title:


                      BANK OF MONTREAL


                      By:_______________________________
                      Title:


                      UNION BANK


                      By:_______________________________
                      Title:

                      CREDIT LYONNAIS CAYMAN ISLAND
                      BRANCH


                      By:_______________________________
                      Title:


                      THE YASUDA TRUST & BANKING
                      CO., LTD.


                      By:_______________________________
                      Title:
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                      THE BANK OF TOKYO TRUST COMPANY


                      By:_______________________________
                      Title:


                      BANQUE PARIBAS


                      By:_______________________________
                      Title:


                      By:_______________________________
                      Title:


                      CAISSE NATIONALE DE CREDIT AGRICOLE


                      By:_______________________________
                      Title:



                      BANK OF IRELAND


                      By:_______________________________
                      Title:


                      THE FUJI BANK, LTD.


                      By:_______________________________
                      Title:


                      ALLIED IRISH BANKS, p.l.c., NEW YORK
                      BRANCH


                      By:_______________________________
                      Title:


                      By:_______________________________
                      Title:

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                      THE SAKURA BANK, LIMITED


                      By:_______________________________
                      Title:

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                          ACKNOWLEDGEMENT


         Each of the undersigned consents to the foregoing Amendment and hereby confirms that its respective Guaranty shall continue to guaranty the Obligations of the Borrower pursuant to the Credit Agreement, as amended hereby.



   NINE WEST FOOTWEAR
   CORPORATION


   By:______________________
   Name:
   Title:


   NINE WEST DISTRIBUTION
   CORPORATION


   By:________________________
   Name:
   Title:


   NINE WEST BOOT CORPORATION


   By:________________________
   Name:
   Title:


   NINE WEST MANUFACTURING
   CORPORATION


   By:________________________
   Name:
   Title:


   COMMUNITY URBAN
   REDEVELOPMENT OF DUCK
   CREEK, INC.


   By:________________________
   Name:
   Title:

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